UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2010

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House 8-20 East Broadway, Pembroke Bermuda		HM 19
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (441) 295-4513

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 12, 2010, RenRe North America Holdings Inc. (“RRNAH”), an indirect wholly-owned subsidiary of RenaissanceRe Holdings Ltd. (the “Company”), and the Company agreed to sell $250,000,000 aggregate principal amount of RRNAH’s 5.750% Senior Notes due 2020 (“Notes”). The Notes were offered pursuant to a Registration Statement (Nos. 333-143585 and
333-143585-01) on Form S-3 and are guaranteed on a senior unsecured basis by the Company. In connection with this agreement, RRNAH and the Company entered into several contracts as described below.

Underwriting Agreement

On March 12, 2010, RRNAH and the Company entered into an underwriting agreement with Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the underwriters named therein, with respect to the offer and sale of $250,000,000 aggregate principal amount of Notes. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

Senior Indenture and First Supplemental Indenture

On March 17, 2010, RRNAH, the Company and Deutsche Bank Trust Company Americas, as trustee, entered into a Senior Indenture and a First Supplemental Indenture. Copies of these agreements are filed as Exhibits 4.1 and 4.2 hereto.

Senior Debt Securities Guarantee Agreement

On March 17, 2010, the Company and Deutsche Bank Trust Company Americas, as guarantee trustee, entered into a Senior Debt Securities Guarantee Agreement. A copy of this agreement is filed as Exhibit 4.3 hereto.

The foregoing descriptions of these agreements are qualified by reference to the agreements themselves, which are attached as exhibits to this report.

Item 9.01.	Financial Statements and Exhibits.

The exhibits to this report are incorporated by reference into Registration Statement (Nos. 333-143585 and 333-143585-01) filed by RRNAH and the Company.

(d)	Exhibits

1.1 Underwriting Agreement dated March 12, 2010 among RenRe North America Holdings Inc., RenaissanceRe Holdings Ltd., Banc of America Securities LLC, Citigroup Global Markets Inc. and the other underwriters named therein.

4.1 Senior Indenture dated March 17, 2010 among RenRe North America Holdings Inc., RenaissanceRe Holdings Ltd. and Deutsche Bank Trust Company Americas.

4.2 First Supplemental Indenture (including the form of the Notes) dated March 17, 2010 among RenRe North America Holdings Inc., RenaissanceRe Holdings Ltd. and Deutsche Bank Trust Company Americas.

4.3 Senior Debt Securities Guarantee Agreement dated March 17, 2010 between RenaissanceRe Holdings Ltd. and Deutsche Bank Trust Company Americas.

5.1 Opinion of Willkie Farr & Gallagher LLP.

5.2 Opinion of Conyers Dill & Pearman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: March 18, 2010	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein
Title: SVP, General Counsel, and Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description

1.1	Underwriting Agreement dated March 12, 2010 among RenRe North America Holdings Inc., RenaissanceRe Holdings Ltd., Banc of America Securities LLC, Citigroup Global Markets Inc. and the other underwriters named therein.

4.1	Senior Indenture dated March 17, 2010 among RenRe North America Holdings Inc., RenaissanceRe Holdings Ltd. and Deutsche Bank Trust Company Americas.

4.2	First Supplemental Indenture (including the form of the Notes) dated March 17, 2010 among RenRe North America Holdings Inc., RenaissanceRe Holdings Ltd. and Deutsche Bank Trust Company Americas.

4.3	Senior Debt Securities Guarantee Agreement dated March 17, 2010 between RenaissanceRe Holdings Ltd. and Deutsche Bank Trust Company Americas.

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Opinion of Conyers Dill & Pearman.